CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jay Jacobs, Chief Executive Officer & Chief Financial Officer of Embarcadero Funds, Inc. (the "Registrant"), to the best of my knowledge certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 2/26/09                                /s/ Jay Jacobs
                                             -----------------------------------
                                             Jay Jacobs, Chief Executive Officer
                                             & Chief Financial Officer
                                             (principal executive officer
                                             & principal financial officer)